Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber	(713) 497-3042
	Pat Hammond	(713) 497-7723

FOR IMMEDIATE RELEASE:	August 8, 2006

Reliant Energy Reports Second Quarter Results

HOUSTON — Reliant Energy, Inc. reported income from continuing operations before income taxes of $39 million for the second quarter of 2006, compared to $105 million for the same period of 2005.  The reported numbers include net gains from unrealized energy derivatives of $52 million and $138 million, respectively, for 2006 and 2005.

Open EBITDA (earnings before interest, income taxes, depreciation and amortization) was $258 million for the second quarter of 2006, compared to $185 million for the second quarter of 2005.  Improved retail adjusted gross margin, driven by higher unit margins in all customer classes, was partially offset by higher expenses.  Adjusted EBITDA, which includes the effect of historical wholesale hedges and gains on sales of emission allowances, was $174 million for the second quarter of 2006, compared to $168 million for the second quarter of 2005.  The improvement to adjusted EBITDA was primarily related to the same factors described above for open EBITDA, partially offset by lower net gains on sales of emission allowances and higher losses related to historical wholesale hedges.

“Our businesses, particularly the retail energy segment, delivered strong second quarter results,” said Joel Staff, chairman and chief executive officer.  “In addition, we have made excellent progress on the priorities outlined in February, including our collateral reduction target.  The completion of our retail credit-enhanced structure, combined with our year-to-date results, should produce a $1.6 billion reduction in collateral, significantly exceeding our $1 billion target for 2006,” Staff added.

Reliant Energy, Inc. reported a loss from continuing operations before income taxes of $42 million for the first six months of 2006, compared to income from continuing operations before income taxes of $51 million for the same period of 2005.  The reported numbers include net gains from unrealized energy derivatives of $75 million and $262 million, respectively, for 2006 and 2005.

Open EBITDA was $303 million for the first six months of 2006 compared to $237 million for the same period of 2005.  The improvement was due to improved retail adjusted and wholesale open gross margin, partially offset by higher expenses.   Adjusted EBITDA was $250 million for the first six months of 2006 compared to $189 million for the same period of 2005.  The improvement was primarily due to improved retail adjusted gross margin partially offset by higher losses related to historical wholesale hedges and higher expenses.

During the first half of 2006, the company reported a $115 million use of cash in continuing operations from operating activities, compared to $56 million for the same period of 2005.

Free cash flow used in continuing operations after emission allowances activity was ($116) million for the first half of 2006, compared to $98 million of free cash flow provided by continuing operations after emission allowances activity for the same period of 2005.  The decline in free cash flow from continuing operations after emission allowances activity was due to changes in working capital requirements partially offset by increased proceeds from emission allowances sales.

OUTLOOK

Reliant Energy’s outlook for open EBITDA is $871 million, $1,038 million and $1,154 million for the years ending December 31, 2006, 2007 and 2008, respectively.  Adjusted EBITDA, which includes the impact of historical wholesale hedging activity and gains on the sales of emission allowances is $607 million, $810 million and $1,043 million for the same periods.  The outlook for free cash flow from continuing operations after emission allowances activity is $103 million, $147 million and $363 million for the years ending December 31, 2006, 2007 and 2008, respectively.

This outlook is based on forward commodity prices on June 23, 2006 and assumptions and estimates by Reliant Energy.

Open EBITDA
Outlook Reconciliation

($ millions)	2006	2007	2008
Income from continuing operations before income taxes (a)	$217	$164	$357
Delivery of product underlying the unrealized (gains) losses on energy derivatives	(368)	(45)	(19)
Depreciation and amortization	378	387	428
Interest expense, net	380	304	277
Adjusted EBITDA (a)	$607	$810	$1,043
Historical wholesale hedges (b)	420	228	111
Gains on sales of emission allowances (a),(c)	(156)	—	—
Open EBITDA (a)	$871	$1,038	$1,154

(a)              Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(b)              Historical wholesale hedges were entered into to primarily hedge the economics of our wholesale operations.  These amounts primarily relate to settlements of forward power and fuel hedges, long-term tolling purchases, long-term natural gas transportation contracts, storage contracts and our legacy energy trading.  These amounts are derived based on methodology consistent with the calculation of open EBITDA through June 30, 2006 and forward commodity prices as of June 23, 2006.

(c)              Sales through June 30, 2006.

Free Cash Flow from Continuing Operations Before and After
Emission Allowances Activity Outlook Reconciliation

($ millions)	2006	2007	2008
Operating cash flow from continuing operations (a)	$651	$479	$750
Change in margin deposits (b)	(749)	—	—
Western states and Cornerstone settlement payments	159	—	—
Capital expenditures	(129)	(251)	(251)
Free cash flow from continuing operations before emission allowances activity	($68)	$228	$499
Proceeds from sales of assets and emission allowances (b),(c)	197	—	—
Purchases of emission allowances	(26)	(81)	(136)
Free cash flow from continuing operations after emission allowances activity (d)	$103	$147	$363

(a)              Outlook assumes no changes in working capital.

(b)              Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(c)              Sales through June 30, 2006.

(d)              Consistent with SEC guidance to the industry, purchases and sales of emission allowances are classified as cash flows from investing activities for GAAP purposes.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

Adjusted gross margin

Open energy gross margin

Open wholesale gross margin

Open gross margin

Adjusted contribution margin

Open contribution margin

EBITDA

Adjusted EBITDA

Open EBITDA

Free cash flow from continuing operations before emission allowances activity

Free cash flow from continuing operations after emission allowances activity

Adjusted net debt

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables.  Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release.

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its second-quarter 2006 earnings conference call for Tuesday August 8, 2006, at 9:00 a.m. CT.  Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com/corporate.  A replay of the call can be accessed approximately two hours after the completion of the call.  A copy of the presentation accompanying the call is also available at this Website address.

Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the United States. In Texas, the company provides service to approximately 1.9 million retail electricity customers, including residential and small business customers and commercial, industrial, governmental and institutional customers. Reliant also serves commercial, industrial, governmental and institutional customers in the PJM (Pennsylvania, New Jersey and Maryland) market.

The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity in operation across the United States. These strategically located generating assets utilize natural gas, fuel oil and coal. For more information, visit www.reliant.com/corporate.

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in the “Risk Factors” section of our 2005 Form 10-K and the “Management Discussion and Analysis of Financial Condition and Results of Operations — Recent Events” section of our second quarter 2006 Form 10-Q filed with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

###

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Operations

(Thousands of Dollars, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Revenues:
Revenues (including $52,393, $45,072, $201,899 and $(100,341) unrealized gains (losses))	$2,774,903	$2,431,392	$5,227,588	$4,148,709

Expenses:
Purchased power, fuel and cost of gas sold (including $(364), $93,100, $(126,402) and $362,667 unrealized gains (losses))	2,233,908	1,838,353	4,483,957	3,180,438
Operation and maintenance	229,975	207,165	415,530	377,713
Selling and marketing	30,326	21,925	54,323	40,910
Bad debt expense	22,056	12,529	32,861	21,139
Total	2,516,265	2,079,972	4,986,671	3,620,200
Contribution Margin	258,638	351,420	240,917	528,509

Other general and administrative	39,308	49,183	75,246	80,847
Gains on sales of assets and emission allowances, net	(4,854)	(24,672)	(156,330)	(23,919)
Depreciation and amortization	91,092	103,920	171,597	212,372
Total	125,546	128,431	90,513	269,300
Operating Income	133,092	222,989	150,404	259,209

Other Income (Expense):
Income (loss) of equity investments, net	2,061	(3,676)	2,387	(3,844)
Other, net	744	(22,821)	829	(22,879)
Income Before Interest and Taxes	135,897	196,492	153,620	232,486

Interest expense	(103,444)	(98,560)	(211,606)	(193,906)
Interest income	6,877	6,841	15,895	12,053

Income (Loss) from Continuing Operations Before Income Taxes	39,330	104,773	(42,091)	50,633
Income tax expense	16,603	54,681	74,249	41,998

Income (Loss) from Continuing Operations	22,727	50,092	(116,340)	8,635
Income (loss) from discontinued operations	(8,551)	48,632	(3,571)	65,167

Income (Loss) Before Cumulative Effect of Accounting Change	14,176	98,724	(119,911)	73,802
Cumulative effect of accounting change, net of tax	—	—	968	—
Net Income (Loss)	$14,176	$98,724	$(118,943)	$73,802

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.07	$0.17	$(0.38)	$0.03
Income (loss) from discontinued operations	(0.02)	0.16	(0.01)	0.22
Cumulative effect of accounting change, net of tax	—	—	—	—
Net income (loss)	$0.05	$0.33	$(0.39)	$0.25

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.07	$0.16	$(0.38)	$0.03
Income (loss) from discontinued operations	(0.02)	0.14	(0.01)	0.21
Cumulative effect of accounting change, net of tax	—	—	—	—
Net income (loss)	$0.05	$0.30	$(0.39)	$0.24

Weighted Average Common Shares Outstanding (in thousands):
– Basic	306,780	301,250	306,208	300,848
– Diluted	342,592	337,679	306,208	308,907

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - As Reported

(Millions of Dollars)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2006	2005	Change	2006	2005	Change
Retail Energy:
Revenues	$2,217	$1,717	$500	$3,904	$3,021	$883
Purchased power, fuel and cost of gas sold	1,836	1,364	472	3,530	2,445	1,085
Gross margin	381	353	28	374	576	(202)

Operation and maintenance	58	49	9	109	87	22
Selling and marketing	30	22	8	54	41	13
Bad debt expense	22	12	10	36	21	15
Contribution margin - Retail Energy	271	270	1	175	427	(252)

Wholesale Energy:
Revenues	698	837	(139)	1,609	1,356	253
Purchased power, fuel and cost of gas sold	538	600	(62)	1,240	968	272
Gross margin	160	237	(77)	369	388	(19)

Operation and maintenance	173	156	17	307	288	19
Bad debt expense	—	—	—	(3)	—	(3)
Contribution margin - Wholesale Energy	(13)	81	(94)	65	100	(35)

Other Operations:
Revenues	—	2	(2)	1	3	(2)
Purchased power, fuel and cost of gas sold	—	(1)	1	—	(1)	1
Gross margin	—	3	(3)	1	4	(3)

Operation and maintenance	—	2	(2)	—	2	(2)
Contribution margin - Other Operations	—	1	(1)	1	2	(1)

Eliminations:
Revenues	(140)	(124)	(16)	(286)	(231)	(55)
Purchased power, fuel and cost of gas sold	(140)	(124)	(16)	(286)	(231)	(55)
Gross margin	—	—	—	—	—	—

Consolidated:
Revenues	2,775	2,432	343	5,228	4,149	1,079
Purchased power, fuel and cost of gas sold	2,234	1,839	395	4,484	3,181	1,303
Gross margin	541	593	(52)	744	968	(224)

Operation and maintenance	231	207	24	416	377	39
Selling and marketing	30	22	8	54	41	13
Bad debt expense	22	12	10	33	21	12
Contribution margin - Consolidated	258	352	(94)	241	529	(288)

Other general and administrative	40	49	(9)	75	81	(6)
Gains on sales of assets and emission allowances, net	(5)	(25)	20	(156)	(24)	(132)
Depreciation and amortization	91	105	(14)	172	213	(41)
Total	126	129	(3)	91	270	(179)
Operating income	132	223	(91)	150	259	(109)

Income (loss) of equity investments, net	2	(4)	6	2	(4)	6
Other, net	1	(23)	24	1	(23)	24
Income before interest and income taxes	135	196	(61)	153	232	(79)

Interest expense	(103)	(98)	(5)	(211)	(193)	(18)
Interest income	7	7	—	16	12	4
Income (loss) from continuing operations before income taxes	39	105	(66)	(42)	51	(93)
Income tax expense	16	55	(39)	74	42	32
Income (loss) from continuing operations	23	50	(27)	(116)	9	(125)
Income (loss) from discontinued operations	(9)	49	(58)	(4)	65	(69)
Cumulative effect of accounting change, net of tax	—	—	—	1	—	1
Net income (loss)	$14	$99	$(85)	$(119)	$74	$(193)

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted and Open

(Millions of Dollars)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2006	2005	Change	2006	2005	Change
Retail Energy:
Adjusted gross margin	$347	$244	$103	$404	$314	$90

Operation and maintenance	58	49	9	109	87	22
Selling and marketing	30	22	8	54	41	13
Bad debt expense	22	12	10	36	21	15
Adjusted contribution margin - Retail Energy	237	161	76	205	165	40

Wholesale Energy:
Open gross margin (1)	231	247	(16)	473	458	15

Operation and maintenance	173	156	17	307	288	19
Bad debt expense	—	—	—	(3)	—	(3)
Open contribution margin - Wholesale Energy (2)	58	91	(33)	169	170	(1)

Other Operations:
Gross margin	—	3	(3)	1	4	(3)

Operation and maintenance	—	2	(2)	—	2	(2)
Contribution margin - Other Operations	—	1	(1)	1	2	(1)

Consolidated:
Open gross margin	578	494	84	878	776	102

Operation and maintenance	231	207	24	416	377	39
Selling and marketing	30	22	8	54	41	13
Bad debt expense	22	12	10	33	21	12
Open contribution margin - Consolidated	295	253	42	375	337	38

Adjusted other general and administrative	(40)	(41)	1	(75)	(73)	(2)
Income (loss) of equity investments, net	2	(4)	6	2	(4)	6
Other, net	1	(23)	24	1	(23)	24
Open EBITDA	$258	$185	$73	$303	$237	$66

Historical wholesale hedges:
Power	(65)	(53)	(12)	(180)	(97)	(83)
Fuel	5	32	(27)	12	79	(67)
Tolling/other	(29)	(21)	(8)	(41)	(54)	13
	(89)	(42)	(47)	(209)	(72)	(137)
Gains on sales of assets and emission allowances, net	5	25	(20)	156	24	132
Adjusted EBITDA	$174	$168	$6	$250	$189	$61

Unrealized gains on energy derivatives	52	138	(86)	75	262	(187)
Changes in California-related receivables and reserves	—	3	(3)	—	2	(2)
Settlement of shareholder class action lawsuits	—	(8)	8	—	(8)	8
EBITDA	$226	$301	$(75)	$325	$445	$(120)

Depreciation and amortization	(91)	(105)	14	(172)	(213)	41
Interest expense	(103)	(98)	(5)	(211)	(193)	(18)
Interest income	7	7	—	16	12	4

Income (loss) from continuing operations before income taxes	$39	$105	$(66)	$(42)	$51	$(93)

(1)                Wholesale adjusted gross margin was $142 million and $205 million during the three months ended June 30, 2006 and 2005, respectively, and $264 million and $386 million during the six months ended June 30, 2006 and 2005, respectively.

(2)                Wholesale adjusted contribution margin was $(31) million and $49 million during the three months ended June 30, 2006 and 2005, respectively, and $(40) million and $98 million during the six months ended June 30, 2006 and 2005, respectively.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment - Adjustments
(Millions of Dollars)
(Unaudited)

	Three Months Ended
	June 30, 2006	June 30, 2005	Change

Retail Energy:
Gross Margin (1) Adjustments:
Unrealized gains on energy derivatives	$(34)	$(109)	$75
Total gross margin adjustments	(34)	(109)	75

Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	—	(3)	3
Unrealized gains on energy derivatives	(18)	(29)	11
Total gross margin adjustments	(18)	(32)	14

Consolidated:
General and Administrative adjustment - settlement of shareholder class action lawsuits	—	(8)	8

	Six Months Ended
	June 30, 2006	June 30, 2005	Change

Retail Energy:
Gross Margin (1) Adjustments:
Unrealized (gains) losses on energy derivatives	$30	$(262)	$292
Total gross margin adjustments	30	(262)	292

Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	—	(2)	2
Unrealized gains on energy derivatives	(105)	—	(105)
Total gross margin adjustments	(105)	(2)	(103)

Consolidated:
General and Administrative adjustment - settlement of shareholder class action lawsuits	—	(8)	8

(1)             Revenues less purchased power, fuel and cost of gas sold.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and  Subsidiaries

Condensed Consolidated Balance Sheets

(Thousands of Dollars)

(Unaudited)

	June 30, 2006	December 31, 2005
ASSETS
Current Assets:
Cash and cash equivalents	$69,819	$88,397
Restricted cash	9,873	26,906
Accounts and notes receivable, principally customer, net	1,328,865	1,171,673
Inventory	290,760	299,099
Derivative assets	322,077	725,964
Margin deposits	1,403,865	1,716,035
Other current assets	390,715	499,045
Current assets of discontinued operations	10,804	203,332
Total current assets	3,826,778	4,730,451
Property, Plant and Equipment, net	5,830,813	5,934,060

Other Assets:
Goodwill	386,594	386,594
Other intangibles, net	460,770	510,582
Derivative assets	447,868	527,799
Other long-term assets	581,728	598,524
Long-term assets of discontinued operations	—	880,796
Total other assets	1,876,960	2,904,295
Total Assets	$11,534,551	$13,568,806

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$494,390	$789,325
Accounts payable, principally trade	769,078	886,965
Derivative liabilities	819,086	1,219,954
Margin deposits	15,000	15,588
Other current liabilities	446,038	397,942
Current liabilities of discontinued operations	35,270	96,456
Total current liabilities	2,578,862	3,406,230

Other Liabilities:
Derivative liabilities	613,022	812,695
Other long-term liabilities	366,430	389,083
Long-term liabilities of discontinued operations	—	779,678
Total other liabilities	979,452	1,981,456

Long-term Debt	4,226,437	4,317,427
Commitments and Contingencies
Temporary Equity Stock-based Compensation	2,211	—
Total Stockholders’ Equity	3,747,589	3,863,693
Total Liabilities and Equity	$11,534,551	$13,568,806

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
	2006	2005
	(in thousands)
Cash Flows from Operating Activities:
Net income (loss)	$(118,943)	$73,802
(Income) loss from discontinued operations	3,571	(65,167)
Net income (loss) from continuing operations and cumulative effect of accounting change	(115,372)	8,635
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Cumulative effect of accounting change	(968)	—
Depreciation and amortization	171,597	212,372
Deferred income taxes	68,644	37,329
Net unrealized gains on energy derivatives	(75,497)	(262,326)
Amortization of deferred financing costs	7,982	7,406
Gains on sales of assets and emission allowances, net	(156,330)	(23,919)
Other, net	36,766	46,752
Changes in other assets and liabilities:
Accounts and notes receivable and unbilled revenue, net	(135,413)	(90,381)
Inventory	6,269	(21,121)
Margin deposits, net	311,582	(205,676)
Net derivative assets and liabilities	(137,484)	61,536
Western states and Cornerstone settlement payments	(159,319)	—
Accounts payable	35,514	186,080
Other current assets	8,304	26,311
Other assets	14,663	(21,706)
Taxes payable/ receivable	(29,884)	(14,045)
Other current liabilities	31,285	(14,936)
Other liabilities	2,845	11,766
Net cash used in continuing operations from operating activities	(114,816)	(55,923)
Net cash provided by (used in) discontinued operations from operating activities	(36,997)	27,995
Net cash used in operating activities	(151,813)	(27,928)
Cash Flows from Investing Activities:
Capital expenditures	(41,919)	(33,065)
Proceeds from sales of assets, net	1,382	44,932
Proceeds from sales of emission allowances	197,201	70,447
Purchases of emission allowances	(3,273)	(89,147)
Restricted cash	17,033	29,974
Other, net	4,750	2,500
Net cash provided by continuing operations from investing activities	175,174	25,641
Net cash provided by discontinued operations from investing activities	967,568	20,541
Net cash provided by investing activities	1,142,742	46,182
Cash Flows from Financing Activities:
Payments of long-term debt	(326,201)	(36,396)
Increase (decrease) in short-term borrowings and revolving credit facilities, net	(55,337)	24,019
Proceeds from issuances of stock	10,031	14,441
Net cash provided by (used in) continuing operations from financing activities	(371,507)	2,064
Net cash used in discontinued operations from financing activities	(638,000)	—
Net cash provided by (used in) financing activities	(1,009,507)	2,064
Net Change in Cash and Cash Equivalents	(18,578)	20,318
Cash and Cash Equivalents at Beginning of Period	88,397	105,054
Cash and Cash Equivalents at End of Period	$69,819	$125,372

Free Cash Flow Reconciliation

(Unaudited)

	Six Months Ended June 30,
	2006	2005
	(in millions)

Operating cash flow from continuing operations	$(115)	$(56)
Western states and Cornerstone settlement payments	159	—
Change in margin deposits, net	(312)	206
Capital expenditures	(42)	(33)
Free cash flow before emission allowances activity	(310)	117
Sales of emission allowances	197	70
Purchases of emission allowances	(3)	(89)
Free cash flow after emission allowances activity	$(116)	$98

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries

Retail Energy Data

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005		Change	2006	2005		Change
	(in millions)				(in millions)

Mass gross margin	$272	$203	(1)	$69	$297	$284	(1)	$13
Commercial and Industrial gross margin	88	41	(1)	47	108	42	(1)	66
Market usage adjustments	(13)	—		(13)	(1)	(12)		11
Total retail energy gross margin, excluding unrealized gains (losses)	347	244		103	404	314		90
Unrealized gains (losses) on energy derivatives	34	109		(75)	(30)	262		(292)
Total retail energy gross margin	381	353		28	374	576		(202)

Operation and maintenance	58	49		9	109	87		22
Selling and marketing	30	22		8	54	41		13
Bad debt expense	22	12		10	36	21		15
Total retail energy contribution margin	$271	$270		$1	$175	$427		$(252)

	Three Months Ended June 30,			Six Months Ended June 30,
	2006	2005		2006	2005
	(gigawatt hours)			(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	4,572	4,812		7,399	8,042
Non-Houston	2,013	1,458		3,502	2,626
Small Business:
Houston	954	879	(1)	1,719	1,689	(1)
Non-Houston	382	193	(1)	652	331	(1)
Total Mass	7,921	7,342		13,272	12,688
Commercial and Industrial:
ERCOT (2)	8,631	8,735	(1)	16,147	16,923	(1)
Non-ERCOT	1,539	1,384		3,143	2,580
Total Commercial and Industrial	10,170	10,119		19,290	19,503

Market usage adjustments	(62)	(147)		11	(238)
Total	18,029	17,314		32,573	31,953

	Three Months Ended June 30,			Six Months Ended June 30,
	2006	2005		2006	2005
	(in thousands, metered locations)			(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	1,189	1,276		1,201	1,289
Non-Houston	490	371		480	358
Small Business:
Houston	134	140	(1)	135	141	(1)
Non-Houston	27	15	(1)	28	14	(1)
Total Mass	1,840	1,802		1,844	1,802
Commercial and Industrial:
ERCOT (2)	75	72	(1)	74	73	(1)
Non-ERCOT	2	1		2	1
Total Commercial and Industrial	77	73		76	74
Total	1,917	1,875		1,920	1,876

	June 30,	December 31,
	2006	2005
	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	1,169	1,213
Non-Houston	502	462
Small Business:
Houston	133	137	(1)
Non-Houston	29	29	(1)
Total Mass	1,833	1,841
Commercial and Industrial:
ERCOT (2)	76	70	(1)
Non-ERCOT	2	2
Total Commercial and Industrial	78	72
Total	1,911	1,913

(1)  Beginning in the first quarter of 2006, we recategorized financial and operational data for customers with a peak demand between 250 kilowatts and one MW from small business within mass to commercial and industrial.  The 2005 data is presented on a comparable basis.

(2) Includes customers of the General Land Office for whom we provide services.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries

Wholesale Energy Data

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2006		2005		2006		2005
	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation Volume (2):
PJM Coal	5,869.0	81%	5,602.8	78%	11,676.4	81%	11,038.5	79%
MISO Coal	1,758.9	64%	1,406.8	50%	3,051.7	56%	3,203.3	57%
PJM/MISO Gas	249.8	3%	454.9	6%	283.9	2%	610.2	4%
West	349.5	5%	47.3	1%	1,273.0	9%	192.3	2%
Other	1,462.1	92%	1,570.7	61%	2,865.4	88%	2,907.8	59%
Total	9,689.3	37%	9,082.5	36%	19,150.4	37%	17,952.1	35%

Commercial Capacity Factor (3):
PJM Coal	70.3%		74.9%		78.4%		75.4%
MISO Coal	76.6%		84.7%		84.3%		87.8%
PJM/MISO Gas	91.6%		75.9%		80.8%		70.7%
West	87.6%		100.0%		96.5%		100.0%
Other	94.2%		82.7%		88.8%		87.7%
Total	76.3%		77.9%		82.2%		79.7%

	GWh		GWh	GWh	GWh
Generation Volume (4):
PJM Coal	4,128.1		4,194.8	9,158.4	8,317.8
MISO Coal	1,347.6		1,191.3	2,573.7	2,811.8
PJM/MISO Gas	228.9		345.2	229.5	431.2
West	306.2		47.3	1,228.5	192.3
Other	1,377.4		1,299.7	2,543.7	2,550.7
Total	7,388.2		7,078.3	15,733.8	14,303.8

Unit Margin ($/MWh) (5):
PJM Coal	$26.16		$25.51	$26.86	$22.96
MISO Coal	19.29		28.54	20.98	24.54
PJM/MISO Gas	30.58		26.07	30.50	41.74
West	NM	(6)	NM	NM	NM
Other	—		0.77	NM	2.35
Total	$18.68		$20.63	$19.32	$19.44

	Three Months Ended June 30,			Six Months Ended June 30,
	2006	2005	Change	2006	2005	Change
	(in millions)			(in millions)
Open Energy Gross Margin (7):
PJM Coal	$108	$107	$1	$246	$191	$55
MISO Coal	26	34	(8)	54	69	(15)
PJM/MISO Gas	7	9	(2)	7	18	(11)
West	(3)	(5)	2	(2)	(6)	4
Other	—	1	(1)	(1)	6	(7)
Total Open Energy Gross Margin	138	146	(8)	304	278	26

Other Margin (8):
PJM Coal	7	10	(3)	17	21	(4)
MISO Coal	2	4	(2)	4	5	(1)
PJM/MISO Gas	10	12	(2)	13	15	(2)
West	46	51	(5)	83	90	(7)
Other	28	24	4	52	49	3
Total Other Margin	93	101	(8)	169	180	(11)

Total Open Wholesale Gross Margin	231	247	(16)	473	458	15

Historical Wholesale Hedges (9):
Power	(65)	(53)	(12)	(180)	(97)	(83)
Fuel	5	32	(27)	12	79	(67)
Tolling/other	(29)	(21)	(8)	(41)	(54)	13
Total Historical Wholesale Hedges	(89)	(42)	(47)	(209)	(72)	(137)

Unrealized gains on energy derivatives	18	29	(11)	105	—	105
Changes in California-related receivables and reserves	—	3	(3)	—	2	(2)
Total Wholesale Energy Gross Margin	160	237	(77)	369	388	(19)

Operation and maintenance	173	156	17	307	288	19
Bad debt expense	—	—	—	(3)	—	(3)

Total Wholesale Energy Contribution Margin	$(13)	$81	$(94)	$65	$100	$(35)

(1)     Percent economic is economic generation volume divided by maximum generation at 100% plant availability.

(2)     Economic generation volume is estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)     Commercial capacity factor is the generation volume divided by the economic generation.

(4)     Excludes generation volume related to power purchase agreements, which includes tolling agreements.

(5)     Represents open energy gross margin divided by generation volume.

(6)     NM is not meaningful.

(7)     Open energy gross margin is a model-derived number based on generation volume assuming (a) it had been sold at day-ahead power prices in the case of coal-fired generation and real-time power prices in the case of natural gas-fired generation and (b) it had been purchased at delivered spot fuel prices, each without regard to the effect of our historical wholesale hedges or prices actually paid or received.

(8)     Other margin represents power purchase agreements, capacity payments, ancillary revenues and West region hedges.

(9)     Historical wholesale hedges were entered into to primarily hedge the economics of our wholesale operations.  These amounts primarily relate to settlements of forward power and fuel hedges, long-term tolling purchases, long-term natural gas transportation contracts, storage contracts and our legacy energy trading.  These amounts are derived based on methodology consistent with the calculation of open energy gross margin.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries

PJM Coal and MISO Coal

(Unaudited)

	Summer/ Winter
	Average Capacity	Heat Rate (MMBtu/	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	MWh)	2006	2005	2006	2005	2006	2005

Cheswick	580	10.0	935.6	763.1	31.0%	74.8%	290.0	570.7
Conemaugh	280	9.4	603.8	595.5	99.9%	97.9%	603.1	582.8
Elrama	466	11.3	722.6	718.0	48.5%	39.7%	350.1	284.7
Keystone	282	9.5	586.5	581.8	83.7%	85.7%	490.7	498.4
Portland	400	10.1	611.7	569.4	86.7%	81.3%	530.2	462.8
Seward	521	9.7	1,084.3	1,033.7	59.3%	77.8%	643.5	804.4
Shawville	566	10.3	1,010.5	1,036.7	90.5%	73.8%	914.6	765.1
Titus	246	10.8	314.0	304.6	97.4%	74.2%	305.9	225.9
PJM Coal Total	3,341		5,869.0	5,602.8	70.3%	74.9%	4,128.1	4,194.8

	Summer/ Winter
	Average Capacity	Heat Rate (MMBtu/	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	MWh)	2006	2005	2006	2005	2006	2005

Avon Lake	721	9.8	1,067.5	869.4	82.7%	86.9%	882.5	755.5
New Castle	328	10.7	418.5	314.7	66.6%	89.0%	278.8	280.1
Niles	208	10.5	272.9	222.7	68.3%	69.9%	186.3	155.7
MISO Coal Total	1,257		1,758.9	1,406.8	76.6%	84.7%	1,347.6	1,191.3

	Summer/ Winter
	Average Capacity	Heat Rate (MMBtu/	Q2 YTD economic generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	MWh)	2006	2005	2006	2005	2006	2005

Cheswick	580	10.0	1,767.3	1,486.8	63.2%	85.5%	1,116.5	1,271.9
Conemaugh	280	9.4	1,206.6	1,194.7	97.7%	97.1%	1,179.2	1,160.5
Elrama	466	11.3	1,579.0	1,313.9	64.2%	32.9%	1,014.1	432.2
Keystone	282	9.5	1,156.6	1,167.4	81.3%	91.6%	940.2	1,068.8
Portland	400	10.1	1,225.8	1,216.9	90.6%	77.8%	1,110.9	947.0
Seward	521	9.7	2,193.5	1,960.1	65.4%	67.1%	1,434.2	1,315.9
Shawville	566	10.3	1,920.2	2,034.3	92.2%	77.1%	1,770.8	1,568.5
Titus	246	10.8	627.4	664.4	94.4%	83.2%	592.5	553.0
PJM Coal Total	3,341		11,676.4	11,038.5	78.4%	75.4%	9,158.4	8,317.8

	Summer/ Winter
	Average Capacity	Heat Rate (MMBtu/	Q2 YTD economic generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	MWh)	2006	2005	2006	2005	2006	2005

Avon Lake	721	9.8	1,871.2	1,967.5	88.0%	89.2%	1,646.6	1,754.9
New Castle	328	10.7	656.1	702.0	76.2%	87.4%	500.2	613.4
Niles	208	10.5	524.4	533.8	81.4%	83.1%	426.9	443.5
MISO Coal Total	1,257		3,051.7	3,203.3	84.3%	87.8%	2,573.7	2,811.8

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries

PJM/MISO Gas

(Unaudited)

	Summer/ Winter
	Average Capacity	Heat Rate (MMBtu/	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	MWh)	2006	2005	2006	2005	2006	2005

Aurora	942	10.5	5.4	89.1	51.9%	100.0%	2.8	89.1
Blossburg	23	14.6	0.3	0.9	100.0%	100.0%	0.3	0.9
Brunot Island	315	10.4	—	—	0.0%	0.0%	—	—
Gilbert	614	11.0	14.7	54.8	30.6%	70.1%	4.5	38.4
Glen Gardner	184	14.6	1.8	0.6	88.9%	50.0%	1.6	0.3
Hamilton	23	14.8	0.1	0.2	100.0%	100.0%	0.1	0.2
Hunterstown	71	14.8	0.6	1.0	83.3%	100.0%	0.5	1.0
Hunterstown CCGT	833	7.0	214.4	275.7	97.0%	66.3%	207.9	182.7
Mountain	47	14.3	0.8	1.0	100.0%	100.0%	0.8	1.0
Orrtanna	23	14.4	0.3	0.2	100.0%	100.0%	0.3	0.2
Portland	185	11.2	1.6	5.8	87.5%	100.0%	1.4	5.8
Sayreville	264	13.8	4.4	3.1	75.0%	100.0%	3.3	3.1
Shawnee	23	14.0	—	0.1	0.0%	100.0%	—	0.1
Shawville 5-7	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	0.1	0.0%	100.0%	—	0.1
Tolna	47	14.2	0.7	2.3	100.0%	100.0%	0.7	2.3
Werner	252	13.8	0.1	1.0	100.0%	100.0%	0.1	1.0
Shelby	356	9.8	4.6	19.0	100.0%	100.0%	4.6	19.0
PJM/MISO Gas Total	4,243		249.8	454.9	91.6%	75.9%	228.9	345.2

	Summer/ Winter
	Average Capacity	Heat Rate (MMBtu/	Q2 YTD economic generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	MWh)	2006	2005	2006	2005	2006	2005

Aurora	942	10.5	9.7	97.0	39.2%	94.6%	3.8	91.8
Blossburg	23	14.6	1.2	1.3	100.0%	100.0%	1.2	1.3
Brunot Island	315	10.4	—	—	0.0%	0.0%	—	—
Gilbert	614	11.0	43.6	86.9	19.7%	74.9%	8.6	65.1
Glen Gardner	184	14.6	2.0	0.7	90.0%	71.4%	1.8	0.5
Hamilton	23	14.8	0.2	0.2	100.0%	100.0%	0.2	0.2
Hunterstown	71	14.8	0.7	21.8	85.7%	5.5%	0.6	1.2
Hunterstown CCGT	833	7.0	209.0	355.3	96.8%	63.1%	202.4	224.2
Mountain	47	14.3	1.4	1.1	100.0%	100.0%	1.4	1.1
Orrtanna	23	14.4	0.3	0.4	100.0%	100.0%	0.3	0.4
Portland	185	11.2	1.9	19.2	73.7%	99.5%	1.4	19.1
Sayreville	264	13.8	4.8	4.2	58.3%	100.0%	2.8	4.2
Shawnee	23	14.0	—	0.2	0.0%	100.0%	—	0.2
Shawville 5-7	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	0.2	0.0%	100.0%	—	0.2
Tolna	47	14.2	0.9	2.3	100.0%	100.0%	0.9	2.3
Werner	252	13.8	—	0.4	0.0%	100.0%	—	0.4
Shelby	356	9.8	8.2	19.0	50.0%	100.0%	4.1	19.0
PJM/MISO Gas Total	4,243		283.9	610.2	80.8%	70.7%	229.5	431.2

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries

West and Other

(Unaudited)

	Summer/ Winter Average	Heat Rate
	Capacity	(MMBtu/	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	MWh)	2006	2005	2006	2005	2006	2005

Bighorn (1)	598	7.2	19.6	—	78.1%	0.0%	15.3	—
Coolwater	622	10.1	111.3	3.0	98.8%	100.0%	110.0	3.0
Ellwood (1)	54	13.3	0.1	—	100.0%	0.0%	0.1	—
Etiwanda (1)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (1)	560	10.9	80.0	18.3	95.9%	100.0%	76.7	18.3
Ormond Beach	1,516	9.6	138.5	26.0	75.2%	100.0%	104.1	26.0
West Total	3,990		349.5	47.3	87.6%	100.0%	306.2	47.3

	Summer/ Winter Average	Heat Rate
	Capacity	(MMBtu/	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	MWh)	2006	2005	2006	2005	2006	2005

Channelview	830	6.1	1,462.1	1,404.4	94.2%	84.1%	1,377.4	1,180.5
Indian River (1)	587	10.5	—	151.3	0.0%	74.0%	—	111.9
Osceola (1)	470	11.0	—	15.0	0.0%	48.7%	—	7.3
Other Total	1,887		1,462.1	1,570.7	94.2%	82.7%	1,377.4	1,299.7

	Summer/ Winter Average	Heat Rate	Q2 YTD economic
	Capacity	(MMBtu/	generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	MWh)	2006	2005	2006	2005	2006	2005

Bighorn (1)	598	7.2	938.4	—	99.4%	0.0%	933.0	—
Coolwater	622	10.1	109.7	51.2	98.8%	100.0%	108.4	51.2
Ellwood (1)	54	13.3	0.1	—	100.0%	0.0%	0.1	—
Etiwanda (1)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (1)	560	10.9	86.3	63.0	96.1%	100.0%	82.9	63.0
Ormond Beach	1,516	9.6	138.5	78.1	75.2%	100.0%	104.1	78.1
West Total	3,990		1,273.0	192.3	96.5%	100.0%	1,228.5	192.3

	Summer/ Winter Average		Q2 YTD economic
	Capacity	Heat Rate	generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Channelview	830	6.1	2,865.4	2,607.5	88.8%	91.4%	2,543.7	2,383.5
Indian River (1)	587	10.5	—	228.1	0.0%	59.0%	—	134.6
Osceola (1)	470	11.0	—	72.2	0.0%	45.2%	—	32.6
Other Total	1,887		2,865.4	2,907.8	88.8%	87.7%	2,543.7	2,550.7

(1)  Excludes generation volume during periods the unit operated under power purchase agreements.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries

Adjusted Net Debt

(Unaudited)

(in millions)

June 30, 2006

Debt:
Senior secured revolver	$323
Senior secured term loans	532
Senior secured notes	1,850
Convertible senior subordinated notes	275
Orion Power 12% notes (1)	444
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview	346
Receivables facility	450
Warrants	(1)
Other (2)	1
REMA operating leases (off-balance sheet)	497
Total debt and debt equivalents (3)	5,217

Less:
Cash and cash equivalents	(70)
Restricted cash	(10)
Net margin deposits	(1,389)
Adjusted Net Debt	$3,748

(1) Orion 12% notes include purchase accounting adjustments of $44 million.

(2) Other subsidiary debt.

(3) Debt equivalents include off-balance sheet REMA leases of $497 million.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2005.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber

(713) 497-3042